Execution Version FIFTH AMENDMENT TO CREDIT AGREEMENT This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 15, 2023, is among NEW FORTRESS ENERGY INC., a Delaware corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”), the Lenders and Issuing Banks party hereto and MUFG BANK, LTD., as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). R E C I T A L S A. The Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Banks are parties to that certain Credit Agreement dated as of April 15, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof pursuant to the terms thereof, the “Existing Credit Agreement,” and the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower. B. The Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders constituting the Required Lenders have agreed to amend certain provisions of the Existing Credit Agreement as more fully set forth herein. C. On the terms and subject to the conditions set forth in the Existing Credit Agreement, the Lenders under the Existing Credit Agreement (collectively, the “Existing Lenders”) previously agreed to extend credit in the form of Loans and the Issuing Banks to issue Letters of Credit, in each case, at any time during the Revolving Availability Period such that the Aggregate Revolving Exposure will not exceed the respective Commitments of such Lenders. D. The Fifth Amendment Lenders (as defined below) have agreed to provide additional Commitments in an amount set forth next to such Lender’s name on Schedule 1.1A hereto under the heading “New Fifth Amendment Commitments,” which New Fifth Amendment Commitments total $125,000,000 in the aggregate. E. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this Amendment refer to sections, exhibits or schedules of the Credit Agreement. Section 2. Amendments to Existing Credit Agreement. 2.1 Amended Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4, as of the Fifth Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows: 4892-6651-1987v.10

2 (a) The second recital to the Existing Credit Agreement is amended by replacing the reference to “$741,666,666.00” with “$866,666,666.00”. (b) The definition of “Agreement” appearing in Section 1.1 of the Existing Credit Agreement is amended by replacing the reference to “and the Fourth Amendment” with “, the Fourth Amendment and the Fifth Amendment”. (c) The definition of “Commitment” appearing in Section 1.1 of the Existing Credit Agreement is amended by replacing the final sentence of such definition with the following: “The aggregate amount of the Commitments as of the Fifth Amendment Effective Date is $866,666,666.00.” (d) Section 1.1 of the Existing Credit Agreement is amended to add the following defined terms in alphabetical order therein: “Fifth Amendment”: that certain Fifth Amendment to Credit Agreement, dated as of the Fifth Amendment Effective Date, among the Borrower, the Guarantors party thereto, the Lenders party thereto, the Issuing Banks party thereto, the Administrative Agent and the Collateral Agent. “Fifth Amendment Effective Date”: has the meaning specified in the Fifth Amendment. 2.2 Fifth Amendment Commitments. Subject to the satisfaction of the conditions precedent set forth in Section 4, as of the Fifth Amendment Effective Date: (a) Schedule 1.1A to the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth on Schedule 1.1A to this Amendment and (i) each Lender with a Commitment next to its name on Schedule 1.1A hereto under the column “New Fifth Amendment Commitment” (each a “Fifth Amendment Lender”) agrees, severally and not jointly, to establish its Commitments in an amount equal to the amount next to its name on Schedule 1.1A hereto under the heading “New Fifth Amendment Commitment” (each a “New Fifth Amendment Commitment” and, collectively, the “New Fifth Amendment Commitments”) and (ii) the parties hereto agree that (1) the New Fifth Amendment Commitments shall be deemed to be “Commitments” as defined in the Credit Agreement, and any loan made thereunder shall be deemed a “Loan” as defined in the Credit Agreement, in each case, for all purposes of the Loan Documents; and (2) the Fifth Amendment Lenders shall be deemed to be “Lenders” as defined in the Credit Agreement for all purposes of the Loan Documents; (b) (i) each of the Borrower and the Fifth Amendment Lenders hereby agree that the New Fifth Amendment Commitments shall have terms and provisions identical to those applicable to the Commitments outstanding immediately prior to the Fifth Amendment Effective Date (the “Existing Commitments”) and (ii) notwithstanding anything to the contrary contained herein or in the Credit Agreement, from and after the Fifth Amendment Effective Date, (1) the Existing Commitments and the New Fifth Amendment Commitments, and any Loans made thereunder, as applicable, shall constitute a single Class of Commitments or Loans, as applicable, for all purposes under the Credit Agreement and (2) any Loans made under the Existing Commitments and the New Fifth Amendment Commitments shall be treated as fungible Loans for

3 all purposes under the Credit Agreement, including with respect to any and all tax filings, returns or statements; (c) each Fifth Amendment Lender that did not have Existing Commitments (the “New Fifth Amendment Lenders” and each, a “New Fifth Amendment Lender”) (i) confirms that a copy of the Existing Credit Agreement and the other applicable Loan Documents, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make its New Fifth Amendment Commitment, have been made available to such New Fifth Amendment Lender; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the other applicable Loan Documents, including this Amendment; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (v) acknowledges and agrees that upon the Fifth Amendment Effective Date, such New Fifth Amendment Lender shall be a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a thereunder; and (d) substantially concurrently with giving effect to this Amendment and any Borrowings made on the Fifth Amendment Effective Date, (i) the outstanding amount of the Loans (the “Outstanding Loans”), if any, shall be reallocated in accordance with the Pro Rata Share of each Lender (including each Fifth Amendment Lender), (ii) each Lender’s (including each Fifth Amendment Lender’s) participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Pro Rata Share and (iii) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Exposure applicable to each Lender (including each Fifth Amendment Lender) equals its Pro Rata Share of the Aggregate Revolving Exposure of all Lenders. The requisite reallocations shall be deemed to be made in such amounts among the Lenders and from each Lender to each other Lender, with the same force and effect as if such assignments were evidenced by applicable Assignment and Acceptance Agreements, but without the payment of any related assignment fee or the execution of any Assignment and Acceptance Agreement. On the Fifth Amendment Effective Date, the Lenders shall make full cash settlement with one another with respect to the Outstanding Loans and outstanding Existing Commitments, either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, with respect to all assignments, reallocations and other changes in Commitments, such that after giving effect to such settlements, the Commitment of each Lender as of the Fifth Amendment Effective Date shall be as set forth on Schedule 1.1A under the heading “Total Commitments as of the Fifth Amendment Effective Date.” For the avoidance of doubt, “Pro Rata Share” as used in the first sentence of this paragraph (d) shall be determined by reference, with respect to any Lender, to such Lender’s Commitment as of the Fifth Amendment Effective Date

4 as set forth on Schedule 1.1A under the heading “Total Commitments as of the Fifth Amendment Effective Date.” Section 3. Consent. Subject to the satisfaction of the conditions precedent set forth in Section 4, as of the Fifth Amendment Effective Date, the Issuing Banks and the Lenders holding Existing Commitments signatory hereto constituting the Required Lenders (as defined in the Existing Credit Agreement) hereby consent to this Amendment and the transactions contemplated herein. Section 4. Conditions Precedent to Fifth Amendment Effective Date. This Amendment shall become effective without any further action or consent by any party, on the date (the “Fifth Amendment Effective Date”), when each of the following conditions shall have been satisfied: 4.1 Loan Documents. The Administrative Agent shall have received: (a) this Amendment, executed and delivered by a duly authorized officer or signatory of each Loan Party, Existing Lenders comprising at least the Required Lenders, each Fifth Amendment Lender and each Issuing Bank; and (b) subject to the provisions of the final paragraph of this Section 4, such amendments to, amendments and restatements of, assignments of, or confirmations or reaffirmations of, or supplements to, existing Security Documents or other Loan Documents, and such additional Security Documents, Loan Documents or other filings or actions, in each case as the Administrative Agent or the Collateral Agent may require in connection with the transactions contemplated hereby. 4.2 Expenses. All reasonable and documented out-of-pocket expenses incurred by the Administrative Agent or its legal counsel (to the extent provided for in the Existing Credit Agreement) in connection with the preparation and negotiation of this Amendment that have been invoiced at least three (3) Business Days prior to the Fifth Amendment Effective Date shall have been paid. 4.3 Closing Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower, certifying that the condition set forth in Section 4.6 is satisfied. 4.4 Legal Opinions. The Administrative Agent shall have received, in form and substance reasonably acceptable to the Administrative Agent, (i) a legal opinion of Skadden, Arps, Slate Meagher & Flom LLP, New York counsel to the Borrower and its Subsidiaries (which opinion shall include a non-contravention opinion with respect to material debt) dated the date hereof and addressed to the Administrative Agent and the Lenders and (ii) legal opinions of applicable local counsel to the Borrower or to the Administrative Agent (which opinions shall include existence, good standing, execution and delivery, authorization and authority with respect to each Foreign Subsidiary that is a Loan Party as of the Fifth Amendment Effective Date) dated the date of the date hereof and addressed to the Administrative Agent and the Lenders. 4.5 Organizational Documents. The Administrative Agent shall have received a certificate signed by a Responsible Officer of each Loan Party, certifying (A) as to copies of the

5 Organizational Documents of such Loan Party, together with all amendments thereto, (B) as to a copy of the resolutions or written consents of such Loan Party authorizing (1) the borrowings hereunder and the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party, and (2) the execution, delivery and performance by such Loan Party of each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith and (C) the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document (in the case of the Borrower, including, without limitation, Funding Notices, and all other notices under this Amendment and the other Loan Documents) to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers. 4.6 No Default; Representations and Warranties. As of the Fifth Amendment Effective Date, both before and after giving effect to the effectiveness of the Amendment: (i) no event shall have occurred and be continuing that would constitute an Event of Default or a Default and (ii) the representations and warranties contained in this Amendment, the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof or thereof. 4.7 Solvency Certificate. The Lenders shall have received a solvency certificate, consistent with the form of Exhibit D to the Existing Credit Agreement, executed by a Responsible Officer (which shall be the chief financial officer, chief accounting officer or other officer with equivalent duties) of the Borrower. 4.8 PATRIOT Act; Beneficial Ownership. The Administrative Agent shall have received at least three (3) Business Days prior to the Fifth Amendment Effective Date (or such later date that the Administrative Agent may reasonably agree) all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, that has been requested by the Administrative Agent in writing at least ten (10) Business Days prior to the Fifth Amendment Effective Date (or such later date that the Borrower may reasonably agree). At least five (5) Business Days prior to the Fifth Amendment Effective Date (or such later date that the Administrative Agent may reasonably agree), the Borrower shall have delivered a Beneficial Ownership Certification to any Lender that has requested such certification, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities and Industry and Financial Markets Association, in relation to the Borrower. 4.9 Commitments. Substantially concurrently with giving effect to this Amendment and any Borrowings made on the Fifth Amendment Effective Date, the transactions set forth in Section 2.2(d) will have been consummated.

6 The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 9.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. It is understood and agreed among all parties hereto that the Borrower and its Subsidiaries shall not be required to enter into any additional Loan Documents governed by the laws of a jurisdiction outside of the United States until the date that is 90 days after the Fifth Amendment Effective Date (subject to extensions, and exceptions as to scope of foreign security and perfection requirements, as are agreed by the Administrative Agent in its sole discretion, in each case as applicable). Notwithstanding the immediately preceding sentence or any provision to the contrary contained in the Loan Documents, the Borrower shall, and shall cause each of the other Loan Parties to, deliver each of the documents, instruments and agreements, and take each of the actions, set forth on Schedule 4 to this Amendment within the time periods set forth therein (or such longer time periods as determined by the Administrative Agent in its sole discretion). The failure to make any such delivery pursuant to the immediately preceding sentence within the applicable time periods (after giving effect to any applicable extensions provided by the Administrative Agent in its sole discretion) shall constitute an immediate Event of Default. Section 5. Miscellaneous. 5.1 Confirmation . The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment. 5.2 Ratification and Affirmation; Representations and Warranties. (a) The Borrower and each Guarantor hereby: (x) acknowledges and consents to the terms of this Amendment and (y) ratifies and affirms its obligations, and acknowledges, renews and extends its continued liability, under each Loan Document to which it is a party including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein and any guarantee provided by it therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this Amendment and giving effect to the establishment of the New Fifth Amendment Commitments and the incurrence of any Loans thereunder) and agrees that each Loan Document to which it is a party remains in full force and effect, as expressly amended hereby and that none of its obligations thereunder shall be impaired or limited by the execution or effectiveness of this Amendment (subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law)). (b) The Borrower and each Guarantor hereby: (x) agrees that from and after the Fifth Amendment Effective Date, each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Existing Credit Agreement, as amended by this Amendment; (y) acknowledges and agrees that nothing herein contained shall be construed as

7 a substitution or novation of the obligations outstanding under the Existing Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith and (z) represents and warrants to the Agents, the Issuing Banks and the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all representations and warranties contained in this Amendment, the Credit Agreement and in the other Loan Documents are true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof or thereof and (ii) no event has occurred and is continuing that would constitute an Event of Default or a Default. Without limiting the generality of the foregoing, (i) nothing contained in this Amendment, nor any past indulgence by the Administrative Agent, the Collateral Agent, any Lender or any Issuing Bank nor any other action or inaction on behalf of the Administrative Agent, the Collateral Agent, any Lender or any Issuing Bank, shall constitute or be deemed to constitute a consent to, or waiver of, any other action or inaction of the Borrower or any of the other Loan Parties which results (or would result) in a Default or Event of Default under the Credit Agreement or any other Loan Document, nor shall anything contained herein constitute a course of conduct or dealing among the parties; (ii) the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Banks shall have no obligation to grant any future waivers, consents or amendments with respect to the Credit Agreement or any other Loan Document; and (iii) the parties hereto agree that nothing contained herein shall waive, affect or diminish any right of the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Banks to hereafter demand strict compliance with the Credit Agreement and the other Loan Documents. 5.3 Counterparts. (a) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. (b) The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper- based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

8 5.4 Integration. This Amendment, the Credit Agreement and the other Loan Documents represent the entire agreement of the Borrower, the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. 5.5 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 9.12, 9.13 AND 9.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE. 5.6 Payment of Expenses. In accordance with Section 9.5 of the Credit Agreement, the Borrower agrees to pay or reimburse the Agents for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby and thereby, limited in the case of counsel fees to the reasonable and documented fees and disbursements of a single law firm as counsel to the Agents and the Arrangers and one local counsel to the Agents, taken as a whole, in any relevant jurisdiction and the charges of any Platform. 5.7 Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 5.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and assigns permitted thereby. 5.9 Loan Document. This Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto. 5.10 Instruction to the Administrative Agent and the Collateral Agent. By its execution hereof, each undersigned Lender hereby authorizes and directs the Administrative Agent and the Collateral Agent to execute this Amendment. [Signatures begin next page.]

[Signature Page to Fifth Amendment to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. NEW FORTRESS ENERGY INC., as the Borrower By: /s/Chrsitopher Guinta Name: Christopher S. Guinta Title: Chief Financial Officer NEW FORTRESS INTERMEDIATE LLC By: /s/Chrsitopher Guinta Name: Christopher S. Guinta Title: Chief Financial Officer NFE ATLANTIC HOLDINGS LLC By: /s/Chrsitopher Guinta Name: Christopher S. Guinta Title: Chief Financial Officer

[Signature Page to Fifth Amendment to Credit Agreement] AMERICAN ENERGY LOGISTICS SOLUTIONS LLC AMERICAN LNG MARKETING LLC ATLANTIC ENERGY HOLDINGS LLC BRADFORD COUNTY DEVELOPMENT HOLDINGS LLC BRADFORD COUNTY GPF HOLDINGS LLC BRADFORD COUNTY GPF PARTNERS LLC BRADFORD COUNTY POWER HOLDINGS LLC BRADFORD COUNTY POWER PARTNERS LLC BRADFORD COUNTY TRANSPORT HOLDINGS LLC BRADFORD COUNTY TRANSPORT PARTNERS LLC ISLAND LNG LLC LA DEVELOPMENT HOLDINGS LLC LA REAL ESTATE HOLDINGS LLC LA REAL ESTATE PARTNERS LLC LNG HOLDINGS (FLORIDA) LLC LNG HOLDINGS LLC NEW FORTRESS ENERGY MARKETING LLC NEW FORTRESS ENERGY HOLDINGS LLC NFE ANGOLA HOLDINGS LLC NFE BCS HOLDINGS (A) LLC NFE BCS HOLDINGS (B) LLC NFE EQUIPMENT HOLDINGS LLC NFE EQUIPMENT PARTNERS LLC NFE GHANA HOLDINGS LLC NFE GHANA PARTNERS LLC NFE HONDURAS HOLDINGS LLC NFE INTERNATIONAL LLC NFE ISO HOLDINGS LLC NFE ISO PARTNERS LLC NFE JAMAICA GP LLC NFE LOGISTICS HOLDINGS LLC NFE MANAGEMENT LLC NFE NICARAGUA DEVELOPMENT PARTNERS LLC NFE NICARAGUA HOLDINGS LLC NFE NORTH TRADING LLC NFE PLANT DEVELOPMENT HOLDINGS LLC NFE SOUTH POWER HOLDINGS LLC NFE SUB LLC NFE TRANSPORT HOLDINGS LLC NFE TRANSPORT PARTNERS LLC NFE US HOLDINGS LLC PA DEVELOPMENT HOLDINGS LLC PA REAL ESTATE HOLDINGS LLC PA REAL ESTATE PARTNERS LLC TICO DEVELOPMENT PARTNERS HOLDINGS LLC TICO DEVELOPMENT PARTNERS LLC NFE INTERNATIONAL SHIPPING LLC NFE GLOBAL SHIPPING LLC NFE GRAND SHIPPING LLC NFE ANDROMEDA CHARTERING LLC By: /s/Chrsitopher Guinta______ Name: Christopher S. Guinta Title: Chief Financial Officer

[Signature Page to Fifth Amendment to Credit Agreement] ATLANTIC DISTRIBUTION HOLDINGS SRL ATLANTIC POWER HOLDINGS SRL ATLANTIC ENERGY INFRASTRUCTURE HOLDINGS SRL ATLANTIC PIPELINE HOLDINGS SRL ATLANTIC TERMINAL INFRASTRUCTURE HOLDINGS SRL By: /s/Chrsitopher Guinta Name: Christopher S. Guinta Title: Manager ATLANTIC POWER HOLDINGS LIMITED NFE NORTH HOLDINGS LIMITED NFE SOUTH HOLDINGS LIMITED NFE INTERNATIONAL HOLDINGS LIMITED* NFE BERMUDA HOLDINGS LIMITED By: /s/Chrsitopher Guinta Name: Christopher S. Guinta Title: Director *organized under Bermuda law NFE SHANNON HOLDINGS LIMITED By: /s/Chrsitopher Guinta Name: Christopher S. Guinta Title: Director NFE NORTH DISTRIBUTION LIMITED NFE NORTH HOLDINGS LIMITED NFE NORTH TRANSPORT LIMITED NFE SOUTH HOLDINGS LIMITED NFE SOUTH POWER TRADING LIMITED By: /s/Chrsitopher Guinta Name: Christopher S. Guinta Title: Director AMAUNET, S. DE R.L. DE C.V. NFE BCS MEXICO HOLDINGS, S. DE R.L. DE C.V. NFENERGIA MEXICO, S. DE R.L. DE C.V. NFENERGIA GN DE BCS, S. DE R.L. DE C.V. NFE PACIFICO LAP, S. DE R.L. DE C.V. By: /s/Chrsitopher Guinta Name: Christopher S. Guinta Title: Legal Representative

[Signature Page to Fifth Amendment to Credit Agreement] NFENERGÍA LLC SOLUCIONES DE ENERGIA LIMPIA PR LLC NFE POWER PR LLC ENCANTO EAST LLC ENCANTO WEST LLC ENCANTO POWER WEST LLC By: /s/Chrsitopher Guinta Name: Christopher S. Guinta Title: Authorized Signatory NFE MEXICO HOLDINGS S.À R.L. NFE MEXICO HOLDINGS PARENT S.À R.L. By: /s/Chrsitopher Guinta Name: Christopher S. Guinta Title: Authorized Signatory NFE NICARAGUA DEVELOPMENT PARTNERS LLC SUCURSAL NICARAGUA By: /s/Chrsitopher Guinta Name: Christopher S. Guinta Title: Chief Financial Officer NFE INTERNATIONAL HOLDINGS LIMITED* NFE MEXICO POWER HOLDINGS LIMITED NFE MEXICO TERMINAL HOLDINGS LIMITED NFE GLOBAL HOLDINGS LIMITED NFE UK HOLDINGS LIMITED By: /s/Chrsitopher Guinta Name: Christopher S. Guinta Title: Director *incorporated under the laws of England and Wales NFE GP LLC By: /s/Chrsitopher Guinta Name: Christopher S. Guinta Title: Chief Financial Officer

[Signature Page to Fifth Amendment to Credit Agreement] MUFG BANK, LTD., as Administrative Agent and Collateral Agent By: __/s/Kevin Sparks________________________ Name: _Kevin Sparks_________________________ Title: _Authorized Signatory______________________

[Signature Page to Fifth Amendment to Credit Agreement] MUFG BANK, LTD., as a Lender and Issuing Bank By: __/s/Kevin Sparks________________________ Name: _Kevin Sparks_________________________ Title: _Authorized Signatory______________________

[Signature Page to Fifth Amendment to Credit Agreement] MORGAN STANLEY SENIOR FUNDING, INC., as a Lender and Issuing Bank By: __/s/Jake Dowden_______________________ Name: __Jake Dowden________________________ Title: __Vice President________________________

[Signature Page to Fifth Amendment to Credit Agreement] GOLDMAN SACHS BANK USA, as a Lender and Issuing Bank By: __/s/Dan Martis______________________ Name: __Dan Martis________________________ Title: __Authorized Signatory________________________

[Signature Page to Fifth Amendment to Credit Agreement] CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender By: __/s/Julien Tizorin___________ Name: __Julien Tizorin_____________ Title: __Managing Director_________ By: __/s/Nathalie Huet Rousset____ Name: __Nathalie Huet Rousset______ Title: __Managing Director________________________

[Signature Page to Fifth Amendment to Credit Agreement] DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender By: __/s/Philip Tancorra__________ Name: __Philip Tancorra____________ Title: __Director__________________ By: __/s/Lauren Danbury_________ Name: __Lauren Danbury___________ Title: __Vice President________________________

[Signature Page to Fifth Amendment to Credit Agreement] CITIBANK, N.A., as a Lender By: ___/s/Gabriel Juarez__________ Name: ___Gabrial Juarez____________ Title: ___Vice President_______________________

[Signature Page to Fifth Amendment to Credit Agreement] MIZUHO BANK, LTD., as a Lender By: __/s/Edward Sacks___________ Name: __Edward Sacks_____________ Title: __Executive Director________________________

[Signature Page to Fifth Amendment to Credit Agreement] NATIXIS, NEW YORK BRANCH, as a Lender By: ___/s/Carla Gray____________ Name: ___Carla Gray______________ Title: ___Director_______________________

[Signature Page to Fifth Amendment to Credit Agreement] NATIXIS, NEW YORK BRANCH, as a Lender By: ___/s/Scott Dunlop__________ Name: ___Scott Dunlop______________ Title: ___Director_______________________

[Signature Page to Fifth Amendment to Credit Agreement] SUMITOMO MITSUI BANKING CORPORATION, as a Lender By: ____/s/Jeffrey Cobb__________ Name: ____Jeffrey Cobb____________ Title: ____Director______________________

[Signature Page to Fifth Amendment to Credit Agreement] WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: __/s/Nathan Starr____________ Name: __Nathan Starr______________ Title: __Director________________________

[Signature Page to Fifth Amendment to Credit Agreement] BARCLAYS BANK PLC, as a Lender By: _/s/Sydney G. Dennis_________ Name: _Sydney G. Dennis___________ Title: __Director________________________

Schedule 1.1A Commitments Commitments Name of Lender New Fifth Amendment Commitments Total Commitments as of the Fifth Amendment Effective Date Percentage of Commitments of each Lender as the Fifth Amendment Effective Date MUFG Bank, Ltd. $0 $125,000,000.00 14.42307693417160% Morgan Stanley Senior Funding, Inc. $0 $125,000,000.00 14.42307693417160% Goldman Sachs Bank USA $0 $66,666,666.00 7.69230762130177% Credit Agricole Corporate and Investment Bank $0 $50,000,000.00 5.76923077366864% Credit Suisse AG, New York Branch $0 $50,000,000.00 5.76923077366864% Deutsche Bank AG New York Branch $0 $50,000,000.00 5.76923077366864% JPMorgan Chase Bank, N.A. $0 $50,000,000.00 5.76923077366864% HSBC Bank USA, National Association $0 $50,000,000.00 5.76923077366864% Citibank, N.A. $0 $50,000,000.00 5.76923077366864% Mizuho Bank, Ltd. $0 $50,000,000.00 5.76923077366864% Natixis, New York Branch $0 $50,000,000.00 5.76923077366864% Sumitomo Mitsui Banking Corporation $25,000,000.00 $50,000,000.00 5.76923077366864% Wells Fargo Bank, National Association $50,000,000.00 $50,000,000.00 5.76923077366864% Barclays Bank PLC $50,000,000.00 $50,000,000.00 5.76923077366864% Total $125,000,000.00 $866,666,666.00 100.00000000000000%1 1 The total of the Percentage of Commitments of each Lender as the Fifth Amendment Effective Date may not equal 100% due to rounding.

LC Commitments Name of Issuing Bank LC Commitment Percentage of Total LC Commitment Morgan Stanley Senior Funding, Inc. $66,666,666.67 53.3333333360% Goldman Sachs Bank USA $33,333,333.33 26.666666664% MUFG Bank, Ltd. $25,000,000.00 20.000000000% Total $125,000,000.00 100.000000000%

Schedule 4 Post-Closing Items Subject to the proviso below, and to the extent not completed on or prior to the Fifth Amendment Effective Date, no later than ninety (90) days following the Fifth Amendment Effective Date (or such longer date as the Collateral Agent may agree in its sole discretion), each Foreign Subsidiary of the Borrower that is a Guarantor shall deliver to the Collateral Agent, in order to create and perfect the security interests for the benefit of the Secured Parties in the Collateral of such Foreign Subsidiary after giving effect to the increase of the Aggregate Commitment on the Fifth Amendment Effective Date: (i) subject to the applicable limitations set forth in Section 5.10 of the Credit Agreement, (x) Security Documents, or amendments, amendments and restatements, supplements, assignments and confirmations or other modifications thereto, in respect of the Collateral in the relevant jurisdictions outside of the United States, or, (y) with respect to Single Lien Collateral (defined in the Equal Priority Intercreditor Agreement), new agreements, or amendments, amendments and restatements, supplements, assignments and confirmations or other modifications to Single Lien Security Documents (as defined in the Equal Priority Intercreditor Agreement) in respect of such Single Lien Collateral, as applicable; (ii) all filings and other documents required by such Security Documents (including any Single Lien Security Documents) to create or perfect (to the extent required by such Security Documents) the security interests for the benefit of the Secured Parties in the Collateral of such Guarantor; and (iii) a legal opinion in form and substance reasonably acceptable to the Collateral Agent, of applicable local counsel to the Borrower or to the Collateral Agent and such Guarantor (which opinions shall cover the Security Documents in respect of the Collateral in relevant jurisdictions outside of the United States) dated the date of such Security Documents and addressed to the Collateral Agent and the Lenders.